MANNING & NAPIER FUND, INC.

(the “Fund”)

Real Estate Series – Class I, S, W and Z

(the “Series”)

Supplement dated August 22, 2024 to:

●      the Summary Prospectus dated March 1, 2024, for the Series (“Summary Prospectus”);

●      the Prospectus dated March 1, 2024, for the Series (“Prospectus”); and

●      the Statement of Additional Information

dated March 1, 2024, for the Series (“SAI”).

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus, and SAI.

The Board of Directors of the Fund has voted to terminate the offering of shares of the Real Estate Series and instructed officers of the Fund to take all steps necessary to completely liquidate the Series. Accordingly, effective immediately, the Series will be closed to new investors. Effective September 27, 2024, the Series will stop selling its shares to existing shareholders and will no longer accept automatic investments from existing shareholders.

The Series will redeem all of its outstanding shares on or about October 11, 2024 and distribute the net proceeds pro rata to its shareholders (subject to maintenance of appropriate reserves for liquidation and other expenses). The liquidation date may be changed without notice at the discretion of the Fund’s officers.

As is the case with other redemptions, each shareholder’s redemption, including a mandatory redemption, will constitute a taxable disposition of shares for those shareholders who do not hold their shares through tax-advantaged plans. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidations.

As shareholders redeem shares of the Series between the date of this supplement and the date of the final redemptions, and as the Series increases its cash position to facilitate redemptions, the Series may not be able to continue to invest its assets in accordance with its stated investment policies. Accordingly, the Series may not be able to achieve its investment objectives during the period between the date of this supplement and the date of the final redemptions.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE